UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

Argos Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive, Durham North Carolina		27704
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 287-6300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

a)	On May 1, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of Argos Therapeutics, Inc. (the “Company”).

PwC’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s report for the fiscal year ended December 31, 2017 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. PwC did not audit the Company’s financial statements as of and for the fiscal year ended December 31, 2018.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through May 1, 2019, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter to the SEC, dated May 3, 2019, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated May 3, 2019, regarding the statements made in this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argos Therapeutics, Inc.

Date: May 3, 2019	By:	/s/ Matthew Foster
Matthew Foster
Chief Restructuring Officer